UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant       [X]     Filed by a Party other than the Registrant       [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

 NXG NextGen Infrastructure Income Fund
(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee paid previously with preliminary materials.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

NXG CUSHING® MIDSTREAM ENERGY FUND (NYSE: SRV)

NXG NEXTGEN INFRASTRUCTURE INCOME FUND (NYSE: NXG)

One Energy Square
4925 Greenville Ave., Suite 1310

Dallas, Texas 75206

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To be held on May 22, 2025

Notice is hereby given to the shareholders of each of NXG Cushing® Midstream Energy Fund (“SRV”) and NXG NextGen Infrastructure Income Fund (“NXG” and, together with SRV, the “Funds” and each a “Fund”) that the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) will be held at the offices of the Funds, One Energy Square, 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206, on May 22, 2025 at 9:00 A.M. (Central time).

The Annual Meeting is being held for the following purposes:

1.	To elect Trustees in the following manner (the “Election of the Trustees”):

(a)	With respect to SRV: To elect the Class III Trustee nominee named in the accompanying joint proxy statement, Mr. John Musgrave, to hold office until SRV’s 2028 annual meeting or until his successor is elected and duly qualified.

(b)	With respect to NXG: To elect the Class I Trustee nominees named in the accompanying joint proxy statement, Mr. Brian R. Bruce and Mr. John Musgrave, to hold office until NXG’s 2027 annual meeting or until their respective successors are elected and duly qualified.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES OF EACH FUND (COLLECTIVELY, THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF NOMINEE(S) OF THE BOARD LISTED IN THE ACCOMPANYING JOINT PROXY STATEMENT FOR YOUR FUND.

The Board has fixed the close of business on March 18, 2025 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided so your shares will be represented at the Annual Meeting.

If you owned shares in more than one Fund as of the close of business on March 18, 2025, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive from us.

By order of the Board,

John Musgrave
Trustee, CEO and President of each Fund

Dallas, Texas

April 23, 2025

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE A PREVIOUSLY GIVEN PROXY.

IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF A FUND’S SHARES, IN ORDER TO GAIN ADMISSION YOU WILL BE REQUIRED TO SHOW VALID PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU WILL BE REQUIRED TO SHOW VALID PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES OF A FUND, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD(S), OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

NXG CUSHING® MIDSTREAM ENERGY FUND (NYSE: SRV)

NXG NEXTGEN INFRASTRUCTURE INCOME FUND (NYSE: NXG)

PROXY STATEMENT

FOR

JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON May 22, 2025

This joint proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.001 per share of NXG Cushing® Midstream Energy Fund (“SRV”) and NXG NextGen Infrastructure Income Fund (“NXG” and, together with SRV, the “Funds” and each a “Fund”) in connection with the solicitation by the Board of Trustees of each Fund (collectively, the “Board”) of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds to be held on May 22, 2025, and any adjournment, postponement or delay thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Funds, One Energy Square, 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206, on May 22, 2025 at 9:00 A.M. (Central time). If you need to obtain directions to be able to attend the Annual Meeting and vote in person, please contact us at 214-692-6334.

This document gives you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact us at 214-692-6334. The Notice of Annual Meeting, the proxy and this Proxy Statement are first being mailed to each Fund’s shareholders on or about April 23, 2025.

●	Why is a shareholder meeting being held?

The common shares of each Fund are listed on the New York Stock Exchange (“NYSE”), and the rules of the NYSE require each Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

●	What matters will be voted on?

Shareholders of the Funds are being asked to elect Trustees in the following manner:

(a)	With respect to SRV: To elect the Class III Trustee nominee named in this Proxy Statement, Mr. John Musgrave, to hold office until SRV’s 2028 annual meeting or until his successor is elected and duly qualified.

(b)	With respect to NXG: To elect the Class I Trustee nominees named in this Proxy Statement, Mr. Brian R. Bruce and Mr. John Musgrave, to hold office until NXG’s 2027 annual meeting or until their respective successors are elected and duly qualified.

●	Will my vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund(s), no matter how many shares you own.

●	Who is asking for my vote?

The enclosed proxy is solicited by the Board of each Fund for use at the Annual Meeting to be held on May 22, 2025, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Annual Meeting.

●	How many votes are required to elect a Trustee nominee?

The affirmative vote of a plurality of the shares present in person or by proxy for each Fund at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of each Fund entitled to vote at the Annual Meeting) is present is necessary to elect a Trustee nominee.

●	How does the Board recommend that shareholders vote?

The Board unanimously recommends that you vote “FOR” the Trustee nominee(s) named in this Proxy Statement for your Fund.

The Board has reviewed the qualifications and backgrounds of the Board’s nominees and believes that they are experienced in overseeing investment companies and are familiar with the Funds, their investment strategies and operations and the investment adviser of the Funds. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests as shareholders.

●	Who is eligible to vote?

Shareholders of record of each Fund at the close of business on March 18, 2025, are entitled to be present and to vote at the Annual Meeting or any adjournment, postponement or delay thereof. Each share is entitled to one vote. Shares represented by your duly executed proxy/proxies will be voted in accordance with your instructions. If you sign a proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendations. If any other business is brought before the Annual Meeting, your shares will be voted at your proxy’s discretion unless you specify otherwise in your proxy.

●	Who will bear the costs of proxy solicitation?

The costs and expenses of soliciting proxies will be borne by the Funds. Each Fund pays a pro rata portion (based on respective net assets) of such costs and expenses.

●	How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for telephone and Internet voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if a shareholder executed multiple proxy cards with respect to shares of a Fund, such shares are voted in accordance with the proxy card bearing the latest date.

If you attend the Annual Meeting and wish to vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you will be required to show valid photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you will be required to show valid photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by your duly executed proxy/proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein.

If any other business is brought before the Annual Meeting, your shares will be voted at your proxies’ discretion unless you specify otherwise in your proxy. If you sign the proxy card(s), but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendations.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke a previously submitted proxy.

Broker-dealers that hold a Fund’s common shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their common shares on the election of the Trustees. The Funds understand that, under the rules of the NYSE, such broker-dealers may for certain “routine” matters, without instructions from their customers, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealers’ request for voting instructions. The election of Trustees at the Annual Meeting is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a properly executed proxy card may have their shares voted by broker-dealers in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Broker-dealers that are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker-dealer and record your voting instructions.

●	Why does this Proxy Statement list multiple Funds?

The Funds have similar proposals and it is cost-efficient to have a joint Proxy Statement and joint Annual Meeting. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Fund’s meeting to a time immediately after the Annual Meeting so that each Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. The quorum requirements for the Funds are independent. The failure of a Fund to achieve a quorum may result in an adjournment of such Fund’s Annual Meeting but will not impact the ability of the other Fund to proceed with its Annual Meeting if such Fund achieves a quorum. Shareholders of each Fund will vote separately on the respective proposal relating to their Fund. In any event, an unfavorable vote on any proposal by the shareholders of one Fund will not affect the implementation of such proposal by the other Fund if the proposal is approved by the shareholders of that Fund.

●	How many shares of each Fund were outstanding as of the record date?

At the close of business on March 18, 2025, the Funds had the following common shares outstanding:

Fund	Number of Common Shares Outstanding
SRV	4,321,003
NXG	3,679,279

PROPOSAL #1: ELECTION OF TRUSTEES

The rules of the NYSE require each Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Funds are being asked to elect Trustees in the following manner:

(a)	With respect to SRV: To elect the Class III Trustee nominee named in this Proxy Statement, Mr. John Musgrave, to hold office until SRV’s 2028 annual meeting or until his successor is elected and duly qualified.

(b)	With respect to NXG: To elect the Class I Trustee nominees named in this Proxy Statement, Mr. Brian R. Bruce and Mr. John Musgrave, to hold office until NXG’s 2027 annual meeting or until their respective successors are elected and duly qualified.

Composition of the Board of Trustees

(a)	With Respect to SRV:

The Trustees of SRV are classified into three classes of Trustees. Set forth below are the current classes of Trustees (assuming the nominees named in this Proxy Statement are elected):

Class I Trustees*	Class II Trustees**	Class III Trustee***
Brian R. Bruce	Andrea N. Mullins	John Musgrave
John H. Alban

*	It is currently anticipated that the Class I Trustees will next stand for election at SRV’s 2026 annual meeting of shareholders.

**	It is currently anticipated that the Class II Trustee will next stand for election at SRV’s 2027 annual meeting of shareholders.

***	The Class III Trustee is standing for election at the Annual Meeting.

(b)	With Respect to NXG:

The Trustees of NXG are classified into two classes of Trustees. Set forth below are the current classes of Trustees (assuming the nominees named in this Proxy Statement are elected):

Class I Trustees*	Class II Trustees**
Brian R. Bruce	Andrea N. Mullins
John Musgrave	John H. Alban

*	The Class I Trustees are standing for election at the Annual Meeting.

**	It is currently anticipated that the Class II Trustees will next stand for election at NXG’s 2026 annual meeting of shareholders.

Each Trustee nominee, if elected at the Annual Meeting, will hold office for a term in accordance with his or her respective class or until his or her respective successor shall have been elected and duly qualified. The other Trustees of each Fund will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each Trustee nominee named in this Proxy Statement. Each Trustee nominee named in this Proxy Statement has agreed to continue to serve as a Trustee of their respective Fund if elected at the Annual Meeting. If, however, a designated Trustee nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the person named therein to vote in favor of a substitute Trustee nominee or nominees as each Fund’s Nominating and Corporate Governance Committee may select.

Certain information concerning the Trustees and the officers of the Funds is set forth in the table below. Independent Trustees are those who are not interested persons of (i) the Funds, (ii) the Funds’ investment adviser, Cushing® Asset Management, LP (the “Adviser”), or (iii) a principal underwriter of the Funds and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Trustees”).

Trustees and Trustee Nominees

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships/Trusteeships Held During Past Five Years
INDEPENDENT TRUSTEES:
Brian R. Bruce (1955)	Chair of the Board	Trustee since 2007; Chair since 2023	Retired. Chief Executive Officer, Hillcrest Asset Management, LLC (2008-2022) (registered investment adviser).	2	CM Advisers Family of Funds (2 series) (2003-2020).
Andrea N. Mullins (1967)	Trustee and Chair of Audit Committee	Trustee since 2021	Private Investor; Independent Contractor, SWM Advisors (2014-present).	2	Valued Advisers Trust (14 portfolios) (2013-present); Angel Oak Family of Funds (9 portfolios) (2019-present); CRM Mutual Funds Trust (5 portfolios) (2025-present).
John H. Alban (1963)	Trustee	Trustee since 2023	Retired. Previously, Chief Executive Officer (2019-2022) and Chief Operating Officer (2010-2022) of the Adviser; Chief Executive Officer and President of funds in the Fund Complex (2021-2022).	2	None.
INTERESTED TRUSTEE:
John Musgrave(4) (1982)	Trustee, Chief Executive Officer and President	Trustee since January 2025	Chief Executive Officer and President (2023-present), Co-Chief Investment Officer (2016-2023), Managing Director (2016-2023), Chief Investment Officer (2023-present) and Portfolio Manager (2007-present) of the Adviser.	2	None.

(1)	The business address of each current Trustee is c/o Cushing® Asset Management, LP, One Energy Square, 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206.

(2)	Each Trustee is generally expected to serve a term as set forth herein under “Composition of the Board of Trustees.” Length of Service indicates the year in which the individual became a trustee of any fund in the Fund Complex.

(3)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of the date of this Proxy Statement, there are two funds in the Fund Complex.

(4)	Mr. Musgrave was appointed to serve as a Trustee of the Funds on January 23, 2025. Mr. Musgrave is an “interested person” of the Funds, as defined under the 1940 Act, by virtue of his positions as Chief Executive Officer and President, Chief Investment Officer and Portfolio Manager of the Adviser.

Trustee Qualifications

The Board has determined that each Trustee or Trustee nominee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, and (v) ability, judgment, attributes and expertise. In respect of each Trustee or Trustee nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Funds.

Following is a summary of various qualifications, experiences and skills of each Trustee or Trustee nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of each Trustee or Trustee nominee do not constitute the holding out of any Trustee or Trustee nominee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.

Brian R. Bruce. Mr. Bruce has served as a Trustee of funds in the Fund Complex since 2007. Mr. Bruce served as Chair of the Audit Committee of funds in the Fund Complex from 2007 to 2017. Mr. Bruce served as Lead Independent Trustee from 2017 to 2023, and since January 2023 has served as Chair of the Board. Through his experience as a Trustee of funds in the Fund Complex and certain other registered investment companies, as a former professor at Southern Methodist University’s Cox School of Business and former Director of the ENCAP Investments & LCM Group Alternative Asset Management Center and as a chief executive officer, and formerly chief investment officer, of investment management firms, Mr. Bruce is experienced in financial, accounting, regulatory and investment matters.

Andrea N. Mullins. Ms. Mullins has served as a Trustee of funds in the Fund Complex since 2021 and since 2021 has served as Chair of the Audit Committee. Ms. Mullins has served as a trustee of a family of investment companies since 2013. Through her experience as a Trustee of funds in the Fund Complex and Chair of the Audit Committee of funds in the Fund Complex and her former positions in senior financial roles at asset management companies, her service as a trustee of other investment companies, including as a member of the audit and pricing committees and her experience as an independent contractor with a registered investment adviser, Ms. Mullins is experienced in financial, accounting, regulatory and investment matters.

John H. Alban. Mr. Alban has served as a Trustee of funds in the Fund Complex since 2023. Through his former positions as the Chief Executive Officer of the Adviser from 2019-2022 and as Chief Operating Officer of the Adviser from 2010-2019 and his experience as Chief Executive Officer and President of funds in the Fund Complex from 2021-2022, Mr. Alban is experienced in financial, regulatory and investment matters.

John Musgrave. Mr. Musgrave has served as Trustee of funds in the Fund Complex since 2025. Through his current positions as the Chief Executive Officer and President, Chief Investment Officer and Portfolio Manager of the Adviser, his experience as Chief Executive Officer and President of funds in the Fund Complex since 2023 and his former positions as Co-Chief Investment Officer of the Adviser from 2016-2023 and Managing Director of the Adviser from 2016-2023, Mr. Musgrave is experienced in financial, regulatory and investment matters.

Board’s Leadership Structure

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of four Trustees, three of whom are classified under the 1940 Act as “non-interested” persons of the Funds and one of whom is classified as an “interested person” of the Funds. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees, if required by applicable law.

An Independent Trustee, Mr. Brian R Bruce, currently serves as Chair of the Board. The Chair of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Trustees are advised by independent legal counsel and regularly meet outside the presence of management.

The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating and Corporate Governance Committee. The functions and role of each Committee are described below under “Board Committees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board has determined that this leadership structure, including a Chair of the Board who is an Independent Trustee, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Funds. In reaching this conclusion, the Board considered, among other things, the role of the Adviser in the day-to-day management of the Funds’ affairs, the extent to which the work of the Board will be conducted through the committees, the projected net assets of the Funds and the management, distribution and other service arrangements of the Funds. The Board also believes that its structure, including the presence of one Interested Trustee who is or was previously an executive officer of the Adviser, facilitates an efficient flow of information concerning the management of the Funds to the Independent Trustees.

Board’s Role in Risk Oversight

The Funds have retained the Adviser to provide investment advisory services and certain administrative services. The Adviser is primarily responsible for the management of risks that may arise from the Funds’ investments and operations. Certain employees of the Adviser serve as the Funds’ officers, including the Funds’ President, Chief Executive Officer, Secretary and Chief Financial Officer. The Board oversees the performance of these functions by the Adviser, both directly and through the Committee structure the Board has established. The Board receives from the Adviser reports on a regular and as-needed basis relating to the Funds’ investment activities and to the actual and potential risks of the Funds, including reports on investment risks, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the portfolio managers of each Fund to receive reports regarding the portfolio management of each Fund and its performance and investment risks.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures of the Funds that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

Officers of the Funds

The following information relates to the executive officers of the Funds who are not Trustees. Fund officers receive no compensation from the Funds but may also be officers or employees of the Adviser and may receive compensation in such capacities.

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Blake R. Nelson (1986)	Chief Financial Officer and Treasurer	Officer since 2021	Chief Financial Officer (2021-present) and Controller (2013-2021) of the Adviser. Previously, fund accountant at JD Clark & Company (2011-2013). Mr. Nelson is a Certified Public Accountant.
Brad Mead (1990)	Chief Compliance Officer and Secretary	Officer since 2024	Chief Compliance Officer of the Adviser and funds in the Fund Complex (2024-present); Senior Compliance Consultant at Cloudbreak Compliance Group (2023-2024); Senior Manager, Manager and Senior Associate of Compliance at IQEQ (2020-2023); Senior Associate and Associate of Compliance at Blue River Partners LLC (2018-2020).

(1)	The business address of each officer is c/o Cushing® Asset Management, LP, One Energy Square, 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206.

(2)	Term of office is at the discretion of the Board or until a successor has been duly elected and qualified. The year set forth above is the earliest year in which the officer was appointed as an officer of any Fund.

Board Committees

The Trustees have determined that it is desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Currently, the two committees of the Board are the Audit Committee and the Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee is charged with selecting a firm of independent registered public accountants for the Funds and reviewing accounting matters with the accountants.

The Audit Committee is comprised of all of the Independent Trustees: Andrea N. Mullins (Chair), Brian R. Bruce and John H. Alban. The Board has determined that Ms. Mullins is an audit committee financial expert and is independent for the purpose of the definition of audit committee financial expert as applicable to the Funds.

The report of the Audit Committee is set forth in Appendix A to this Proxy Statement.

The Audit Committee is governed by a written charter. A copy of the Audit Committee charter is available on the Funds’ website at www.nxgim.com.

Audit Committee Pre-Approval Policies and Procedures

In accordance with the adopted pre-approval policies and procedures, the Audit Committee has pre-approved all audit and non-audit services provided to the Funds by their independent registered public accounting firm. The Audit Committee has delegated to the Chair of the Audit Committee, either acting alone or acting together with any other member of the Audit Committee, the authority to pre-approve any audit or permissible non-audit services, provided, however, that the Chair of the Audit Committee remains responsible for reporting any pre-approvals granted to the full Audit Committee at its next scheduled meeting.

Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or the Chair.

During the fiscal year ended November 30, 2024, all non-audit services provided by the Funds’ independent registered public accounting firm to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser, were pre-approved by each Funds’ Audit Committee. For more information about the Funds’ independent registered public accounting firm, see “Additional Information — Independent Auditors.”

Nominating and Corporate Governance Committee

The purposes of the Nominating and Corporate Governance Committee are to review and make recommendations on the composition of the Board, develop and make recommendations to the Board regarding corporate governance matters and practices, and review and make recommendations to the Board with respect to any compensation to be paid to certain persons including the CCO of the Funds and the Independent Trustees. The Nominating and Corporate Governance Committee is composed of all of the Independent Trustees: John H. Alban (Chair), Brian R. Bruce and Andrea N. Mullins.

As part of its duties, the Nominating and Corporate Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Corporate Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Corporate Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating and Corporate Governance Committee, a shareholder must submit the recommendation in writing and must include:

●	The name of the shareholder and evidence of the person’s ownership of shares of a Fund, including the number of shares owned and the length of time of ownership; and

●	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Funds and the person’s consent to be named as a Trustee if selected by the Nominating and Corporate Governance Committee and nominated by the Board.

The shareholder recommendation and information described above must be sent to the Secretary of the Funds, c/o Cushing® Asset Management, LP, 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Funds’ most recent annual meeting of shareholders. The Nominating and Corporate Governance Committee believes that the minimum qualifications for serving as a Trustee of the Funds are that a candidate demonstrates, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Funds and has an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Corporate Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from the Adviser and the Funds. The Nominating and Corporate Governance Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes or skills supporting the appropriateness of each Trustee’s service on the Board, see the biographical information of the Trustees above in the section entitled “Trustees and Trustee Nominees.”

The Nominating and Corporate Governance Committee is governed by a written charter. A copy of the Nominating and Corporate Governance Committee charter is available on the Funds’ website at www.nxgim.com.

Shareholder Communications to the Trustees

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Funds c/o Cushing® Asset Management, LP, at 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206.

Beneficial Ownership of Securities

The following table provides information concerning the dollar range of each Fund’s equity securities owned by each Trustee or Trustee nominee and the aggregate dollar range of securities owned in the Fund Complex by each Trustee as of December 31, 2024:

Trustee	SRV	NXG	Aggregate(1)
Independent Trustees:
Brian R. Bruce	$10,001-$50,000	None	$10,001-$50,000
Andrea N. Mullins	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
John H. Alban	None	None	None
Interested Trustee:
John Musgrave	Over $100,000	None	Over $100,000

(1)	As of December 31, 2024, the family of registered investment companies consisted of two funds.

As of December 31, 2024, each Trustee or Trustee nominee and officer and the Trustees, Trustee nominees and officers of each Fund as a group owned less than 1% of the outstanding Shares of each Fund.

Board Meetings

It is the Funds’ policy to encourage Trustees to attend annual meetings. Six (6) meetings of the Board of NXG and six (6) meetings of the Board of SRV were held during the fiscal year ended November 30, 2024.

One (1) meeting of the Audit Committee and two (2) meetings of the Nominating and Corporate Governance Committee were held during the fiscal year ended November 30, 2024.

During the fiscal year ended November 30, 2024, each Trustee attended all regular meetings of the Board and all meetings of all committees of the Board on which the Trustee served.

Trustee Compensation

The following table provides information regarding compensation of the Trustees or Trustee nominees of each Fund and for the Fund Complex, each for the fiscal year ended November 30, 2024. Officers of the Funds do not receive any compensation from the Funds. The Trustees do not receive any pension or retirement benefits from the Fund Complex.

Trustee	SRV	NXG	Total Paid to Trustees by the Fund Complex(1)
Independent Trustees:
Brian R. Bruce	$49,361	$53,639	$103,000
Andrea N. Mullins	$46,020	$49,555	$95,575
John H. Alban	$0	$0	$0
Interested Trustee:
John Musgrave	N/A	N/A	N/A

(1)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of the date of this proxy statement, there were two funds in the Fund Complex.

Required Vote

The affirmative vote of a plurality of the shares present in person or by proxy at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of each Fund entitled to vote at the Annual Meeting) is present is necessary to approve the Election of the Trustees.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE TRUSTEE NOMINEE(S) NAMED IN THIS PROXY STATEMENT FOR YOUR FUND.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

One-third of the outstanding shares of each Fund entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting with respect to such Fund for purposes of conducting business at the Annual Meeting.

The Board has fixed the close of business on March 18, 2025 as the record date for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Fund on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

Abstentions or votes withheld will be counted as shares present at the Annual Meeting for purposes of a quorum, but will not affect the result of the vote on the Election of the Trustees. “Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of a quorum, but will not be considered entitled to vote with respect to the Election of the Trustees. Broker non-votes, therefore, will not count as “For” or “Against” the Election of the Trustees. Abstentions and broker non-votes will have the same effect as shares voted against a proposal, which can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Funds may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Funds also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for telephone and Internet voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if a shareholder executed multiple proxy cards with respect to shares of a Fund, such shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you will be required to show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you will be required to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke a previously submitted proxy.

Discretionary Voting

Broker-dealers that hold a Fund’s common shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their common shares on the Election of the Trustees. The Funds understand that, under the rules of the NYSE, such broker-dealers may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealers’ request for voting instructions. The election of Trustees at the Annual Meeting is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealers in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Broker-dealers that are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker-dealer and record your voting instructions.

Proxy Solicitation

The Funds have retained Georgeson LLC to assist in the solicitation of proxies. The Funds will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing and mailing the Proxy Statement and its enclosures. Each Fund pays a pro rata portion (based on respective net assets) of such costs and expenses.

The Funds’ officers and employees of the Adviser (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Funds for such out-of-pocket expenses.

Investment Adviser

Cushing® Asset Management, LP, acts as each Fund’s investment adviser. The Adviser is responsible for making investment decisions with respect to the investment of each Fund’s assets. The Adviser is located at 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206.

Administrator

U.S. Bancorp Fund Services, LLC, located at 811 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Funds’ administrator.

Independent Auditors

Ernst & Young LLP (“Ernst & Young”) has been selected as the Funds’ independent registered public accounting firm by the Audit Committee and ratified by a majority of each Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Funds for and during the fiscal year ended November 30, 2025. Representatives of Ernst & Young are not expected to attend the Annual Meeting. The Funds do not know of any direct or indirect financial interest of Ernst & Young in the Funds.

Audit Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by Ernst & Young for professional services rendered for the audit of such Fund’s annual financial statements are set forth on Annex A. All of the audit services for the fiscal years ended November 30, 2023 and November 30, 2024 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by Ernst & Young for assurance and related services reasonably related to the performance of the audit of such Fund’s annual financial statements are set forth on Annex A. All of the audit-related services for the fiscal years ended November 30, 2023 and November 30, 2024 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Tax Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed by Ernst & Young and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth on Annex A.

All of the tax services for the fiscal years ended November 30, 2023 and November 30, 2024 were approved by the Audit Committee in accordance with its pre-approval policies and procedures. Ernst & Young did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Funds’ Audit Committee for such fiscal periods.

All Other Fees. There were no fees billed by Ernst & Young for the fiscal years ended November 30, 2023 and November 30, 2024 for services rendered to the Funds other than audit, audit-related and tax services.

Aggregate Non-Audit Fees. For each Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed by Ernst & Young for services rendered to each Fund, the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to a Fund that directly related to the operations and financial reporting of the Fund are set forth on Annex A.

Principal Shareholders

As of March 18, 2025, to the knowledge of each Fund, no person beneficially owned more than 5% of the voting securities of the one class of securities of each Fund, except as set forth below:

Fund	Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
SRV	Sit Investment Associates, Inc.(1) Sit Fixed Income Advisers II, LLC 80 South Eighth Street, Suite 3300 Minneapolis, MN 55402	Common Shares	292,675	7.3%
SRV	Bulldog Investors LLP(2) Phillip Goldstein Andrew Dakos 250 Pehle Ave. Suite 708 Saddle Brook, NJ 07663	Common Shares	120,623	5.52%
NXG	Sit Investment Associates, Inc.(3) Sit Fixed Income Advisers II, LLC 80 South Eighth Street, Suite 3300 Minneapolis, MN 55402	Common Shares	219,202	6.32%

(1)	Based on Schedule 13G filed on October 3, 2024.

(2)	Based on Schedule 13G filed on February 13, 2023.

(3)	Based on Schedule 13G filed on January 3, 2025.

Delaware Statutory Trust Act–Control Share Acquisitions

Because each Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Funds, upon its effective date of August 1, 2022 (the “Effective Date”).

The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of Trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of a Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of a Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by a Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level.

The Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Alternatively, the Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. The Board of Trustees has considered the Control Share Statute. As of the date hereof, the Board of Trustees has not received notice of the occurrence of a control share acquisition nor has been requested to exempt any acquisition. Therefore, the Board of Trustees has not determined whether the application of the Control Share Statute to an acquisition of Fund shares is in the best interest of the Fund and its shareholders and has not exempted, and has no present intention to exempt, any acquisition or class of acquisitions.

If the Board of Trustees receives a notice of a control share acquisition and/or a request to exempt any acquisition, it will consider whether the application of the Control Share Statute or the granting of such an exemption would be in the best interest of the Fund and its shareholders. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Statute requires shareholders to disclose to a Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share by-laws and the opting in to state control share statutes violated the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries. The Board has considered the Control Share Statute and the uncertainty around the general application under the 1940 Act of state control share statutes and enforcement of statute control share statutes. The Board intends to continue to monitor developments relating to the Control Share Statute and state control share statutes generally.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Funds and any subsequent acquisitions of shares.

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting to be held on May 22, 2025

This Proxy Statement, each Fund’s most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the internet at https://www.proxy-direct.com/csh-34499. These Proxy Materials will be available on the internet through the day of the Annual Meeting.

Each Fund will furnish to any shareholder, without charge, a copy of such Fund’s most recent annual report to shareholders upon request. Requests should be directed to the Funds, c/o Cushing Asset Management, LP, One Energy Square, 4925 Greenville Ave., Suite 1310, Dallas, Texas 75206, (888) 777-2346.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Fund’s officers and Trustees, the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than ten percent of a Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon each Fund’s review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for its most recently completed fiscal year, all filings applicable to such persons were completed and timely filed, except as follows

●	for each Fund, the initial Form 3 for Brad Mead, Chief Compliance Officer of each Fund, was inadvertently not filed in a timely manner;

●	for SRV, a Form 4 relating to an acquisition of shares by Andrea Mullins, Trustee of the Fund, was inadvertently not filed in a timely manner;

●	for NXG, a Form 4 relating to an acquisition of shares by Jerry V. Swank, chairman of the parent company of the Adviser, was inadvertently not filed in a timely manner.

Privacy Principles of the Funds

In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. The Funds do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

The Funds do not disclose any nonpublic personal information about you, other shareholders or former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, the Funds restrict access to nonpublic personal information about their shareholders to those employees who need to know that information to provide services to our shareholders. The Funds also maintain certain other safeguards to protect your nonpublic personal information.

Deadline for Shareholder Proposals

The deadline for submitting shareholder proposals for inclusion in a Fund’s proxy statement and form of proxy for each Fund’s annual meeting of shareholders in 2026 is December 24, 2025 Any shareholder proposal that is intended to be presented at such annual meeting, but not submitted for inclusion in a Fund’s proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund’s Secretary at the address indicated on the first page of this Proxy Statement no earlier than December 24, 2025 and no later than January 23, 2026. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next annual meeting in accordance with each Fund’s advance notice By-Law. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting because certain federal rules and a Fund’s advance notice By-Law, respectively, must be complied with before consideration of the proposal is required.

Other Matters

The management of the Funds knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Adjournment

In the event a quorum is present at the Annual Meeting but sufficient votes to elect the Trustee nominees are not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to such item(s) of business to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of the negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

April 23, 2025

ANNEX A

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

Each Fund has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. No portion of the fees billed by Ernst & Young applicable to non-audit services were approved pursuant to waiver of pre-approval requirements.

Fiscal Year ended November 30, 2024

		Non-Audit Fees
Fund	Audit Fees	Audit Related	Tax	Others	Total Non-Audit	Total
SRV	$72,500	$47,500	$21,000	None	$68,500	$141,000
NXG	$74,000	$69,000	$21,000	None	$90,000	$164,000

Fiscal Year ended November 30, 2023

		Non-Audit Fees
Fund	Audit Fees	Audit Related	Tax	Others	Total Non-Audit	Total
SRV	$71,000	$62,000	$20,000	None	$82,000	$153,000
NXG	$72,000	None	$20,000	None	$20,000	$92,000

The following table indicates the total non-audit fees billed by the Fund’s principal accountant for services to the Funds and to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds. The audit committee has considered whether the provision of non-audit services that were rendered to the Adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	SRV	NXG
Fiscal Year ended November 30, 2024	$21,000	$21,000
Fiscal Year ended November 30, 2023	$20,000	$20,000

APPENDIX A

REPORT OF THE AUDIT COMMITTEE OF
NXG CUSHING® MIDSTREAM ENERGY FUND
NXG NEXTGEN INFRASTRUCTURE FUND

The Audit Committee (the “Committee”) of the Funds oversees each Fund’s accounting and financial reporting processes and the audits of each Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of each Fund’s financial statements, each Fund’s accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in each Fund’s Annual Report dated November 30, 2024 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Committee has considered and discussed each Fund’s November 30, 2024 audited financial statements with management and with Ernst & Young LLP (“Ernst & Young”), each Fund’s independent registered public accounting firm. The Committee has also discussed with Ernst & Young the matters required to be discussed by AS 1301 issued by the Public Company Accounting Oversight Board (“PCAOB”). The Committee reviewed with Ernst & Young, who is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgment as to the quality, not just the acceptability, of each Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letter from Ernst & Young required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by Ernst & Young to each Fund is compatible with maintaining Ernst & Young’s independence, and has discussed with Ernst & Young the independence of the independent registered public accounting firm.

The Committee discussed with Ernst & Young the overall scope and plans for the audit. The Committee discussed with Ernst & Young the results of its examinations, its evaluations of each Fund’s internal controls, and the overall quality of each Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee Charter, the Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements of each Fund be included in the Annual Report to Shareholders for such Fund for the fiscal year ended November 30, 2024 and to be filed with the Securities and Exchange Commission.

Shareholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and Ernst & Young. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of each Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that each Fund’s independent registered public accounting firm is, in fact, “independent.”

January 23, 2025

Andrea N. Mullins, Audit Committee Chair

Brian R. Bruce, Audit Committee Member

John H. Alban, Audit Committee Member

A-1

THE CUSHING CLOSED-END FUNDS
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
One Energy Square
4925 Greenville Ave., Suite 1310
Dallas, TX 75206
on May 22, 2025
at 9:00 a.m. (Central time)

FUND	FUND
NXG Cushing® Midstream Energy Fund ("SRV")	NXG NextGen Infrastructure Income Fund ("NXG")

Please detach at perforation before mailing.

THE CUSHING CLOSED-END FUNDS
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 22, 2025

The undersigned holder of common shares of the NXG Cushing® Midstream Energy Fund and/or NXG NextGen Infrastructure Income Fund (the "Fund(s)"), hereby appoints Blake Nelson and Brad Mead as Proxies, each with full power of substitution, and hereby authorizes each of them, to represent and to vote, as designated on the reverse side of this proxy card, all common shares of the Fund(s) held of record on March 18, 2025, by the undersigned at the Joint Annual Meeting of Shareholders to be held on May 22, 2025 at 9:00 a.m. (Central time) and all adjournment(s), postponement(s) and/or delay(s) thereof (the "Annual Meeting"), with all powers the undersigned would possess if personally present

The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

CUS_34499_042125

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

**Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholders Meeting to be held on May 22, 2025.
The Joint Proxy Statement and Proxy Card for this meeting are available at:**

https://www.proxy-direct.com/csh-34499

Please detach at perforation before mailing.

IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

[redacted]pposals **The Board of Trustees (The "Board") of your Fund(s) unanimously recommends that you vote "FOR" the Proposals.**

1a. Election of Class III Trustee to serve until 2028 annual meeting or until his respective successor is elected and duly qualified:

01. Mr. John Musgrave

	FOR	WITHHOLD
NXG Cushing® Midstream Energy Fund ("SRV")	☐	☐

1b. Election of Class I Trustees to serve until 2027 annual meeting or until their respective successors are elected and duly qualified:

To withhold authority to vote for any individual nominee(s) mark the box "FOR ALL EXCEPT" and write the nominee number(s) on the line provided.

01. Mr. Brian R. Bruce **02. Mr. John Musgrave**

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
NXG NextGen Infrastructure Income Fund ("NXG")	☐	☐	☐ ____________

[redacted]uthorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: : Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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XXXXXXXXXXXXXX CUS 34499 XXXXXXXX